EXHIBIT 99.1
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                                     $705MM
                                  (Approximate)
                  MASTR Adjustable Rate Mortgages Trust 2005-2
                                    (Issuer)

                                   MARM 2005-2

                Mortgage Asset Securitization Transactions, Inc.
                                   (Depositor)
                         UBS Real Estate Securities Inc.
                                  (Transferor)
                             Wells Fargo Bank, N.A.
                                (Master Servicer)
                Mortgage Pass-Through Certificates, Series 2005-2

                 Initial Certificate                                                                             Expected Initial
                      Principal             Initial                                Initial W.A.     W.A. Reset   Rating of Offered
    Class           Balance(1)(2)      Pass-Through Rate   Principal Types        Months to Reset     Margin      Certificates(3)
------------     -------------------   -----------------   ---------------        ---------------     ------      ---------------

   Offered
 Certificates
 Class 1-A-1       $ [ 34,757,000]       [5.686] %(4)      Senior, Pass-Through         23          [2.300] %           AAA
 Class 2-A-1       $ [ 45,397,000]       [5.187] %(5)      Senior, Pass-Through         35          [1.925] %           AAA
 Class 3-A-1       $ [166,811,000]       [4.868] %(6)      Senior, Pass-Through         35          [1.904] %           AAA
 Class 4-A-1       $ [ 86,794,000]       [5.250] %(7)      Senior, Pass-Through         35          [1.886] %           AAA
 Class 5-A-1       $ [120,975,000]       [4.648] %(8)      Senior, Pass-Through         58          [1.956] %           AAA
 Class 6-A-1       $ [ 41,668,000]       [5.226] %(9)      Senior, Pass-Through         83          [1.888] %           AAA
 Class 7-A-1       $ [ 95,141,000]       [5.391] %(10)     Senior, Pass-Through         59          [1.886] %           AAA
 Class A-LR        $ 50                   [TBD] %(11)      Senior, Residual             N/A            N/A              AAA
 Class A-UR        $ 50                   [TBD] %(11)      Senior, Residual             N/A            N/A              AAA
 Class B-1         $ [ 18,146,000]       [5.063] %(12)     Subordinate                  TBD          [TBD ] %           AA
 Class B-2         $ [ 8,595,000]        [5.063] %(12)     Subordinate                  TBD          [TBD ] %            A
 Class B-3         $ [ 4,775,000]        [5.063] %(12)     Subordinate                  TBD          [TBD ] %           BBB

 Non-Offered
 Certificates
  Class B-4        $ [ 5,729,000]        [5.063] %(12)     Subordinate                  TBD          [TBD ] %           BB
  Class B-5        $ [ 3,183,000]        [5.063] %(12)     Subordinate                  TBD          [TBD ] %            B
  Class B-6        $ [ 2,547,000]        [5.063] %(12)     Subordinate                  TBD          [TBD ] %           NR

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The information herein has been provided solely by UBS Securities LLC. Neither the issuer of Certificates nor any of its affiliates makes any representation as to the accuracy or completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. Any information contained herein relating to the mortgage loans will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.
--------------------------------------------------------------------------------


(1) Approximate, subject to adjustment as described in the prospectus supplement.

(2)   Assumes variance of +/- 5%.

(3) Ratings on the senior certificates are expected from two of the following three rating agencies: Fitch, Moody's and S&P. Ratings on the subordinate certificates are expected from one of the three above rating agencies.

(4) The pass-through rate for the Class 1-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

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(5)   The pass-through rate for the Class 2-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the second loan group, weighted on the basis of the outstanding principal balances of the loans in the second loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(6) The pass-through rate for the Class 3-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the third loan group, weighted on the basis of the outstanding principal balances of the loans in the third loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(7) The pass-through rate for the Class 4-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fourth loan group, weighted on the basis of the outstanding principal balances of the loans in the fourth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(8) The pass-through rate for the Class 5-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the fifth loan group, weighted on the basis of the outstanding principal balances of the loans in the fifth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(9) The pass-through rate for the Class 6-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the sixth loan group, weighted on the basis of the outstanding principal balances of the loans in the sixth loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(10) The pass-through rate for the Class 7-A-1 certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the seventh loan group, weighted on the basis of the outstanding principal balances of the loans in the seventh loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(11) The pass-through rate for the Class A-LR and Class A-UR certificates for each distribution date will be a per annum rate equal to the weighted average of the net mortgage rates on the loans in the first loan group, weighted on the basis of the outstanding principal balances of the loans in the first loan group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled payments of principal on that date).

(12) The pass through rate for the Class B-1, Class B-2, Class B-3, Class B-4, Class B-5 and Class B-6 certificates for each distribution date will be a per annum rate equal to the weighted average (weighted on the basis of the portion of the aggregate principal balance of the subordinate certificates attributable to each loan group as of the first day of the month immediately prior to the month in which the relevant distribution date and taking into account scheduled payments of principal on that date) of the weighted average of the net mortgage rates on the loans in each loan group weighted on the basis of the outstanding principal balances of the loans in the related group, as of the first day of the month immediately prior to the month in which the relevant distribution date occurs (after taking into account scheduled principal payments on that date).


The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

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Summary

Relevant Parties

   Issuer..................... MASTR Adjustable Rate Mortgages Trust 2005-2.

   Depositor.................. Mortgage Asset Securitization Transactions, Inc.,
                               a Delaware corporation. The depositor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000. See "The Depositor" in the prospectus.

   Master Servicer and

   Trust Administrator........ Wells Fargo Bank, N.A. Wells Fargo Bank, N.A.
                               maintains an office at 9062 Old Annapolis Road, Columbia, Maryland 21045. See "The Master Servicer and the Servicers--The Master Servicer" in the prospectus supplement.

   Transferor................. UBS Real Estate Securities Inc. The transferor's address is 1285 Avenue of the Americas, New York, New York 10019, telephone number (212) 713-2000.

   Trustee.................... TBD

Relevant Dates

   Cut-Off Date............... February 1, 2005.

   Closing Date............... On or about February 25, 2005.

   Investor Settle Date....... On or about February 28, 2005.

   Distribution Date.......... The 25th day of each month or, if that day is not a business day, the next business day, beginning in March 2005.

   Interest Accrual Period.... For each class of certificates, the calendar month immediately prior to the month in which the relevant distribution date occurs.

Optional Termination.......... The master servicer may, at its option, purchase all but not less than all of the loans in the trust on any distribution date on or after the first date on which the current aggregate scheduled principal balance, as of that date of determination, is less than 5% of the aggregate scheduled principal balance of the loans as of the cut-off date.

Credit Enhancement............ Credit enhancements may reduce the harm caused to holders of certificates by shortfalls in payments collected on the loans. Credit enhancements can reduce the effect of shortfalls on all classes of offered certificates, or they can allocate shortfalls so they affect some classes before others.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.

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                               Subordination. All senior certificates will
                               receive distributions of interest and principal, as applicable, before the subordinate certificates are entitled to receive distributions of interest or principal. In addition, each class of subordinate certificates will receive distributions of interest and principal prior to any other class of subordinate certificates with a higher alphanumerical class designation. The subordinate certificates, in reverse order of alphanumerical class designation, will absorb most losses on all mortgage loans, other than certain excess losses, prior to other classes of certificates.

Last Scheduled
Distribution Date............. [March] 25, 2035.

Collateral.................... The Trust's main source of funds for making distributions on the certificates will be collections on seven pools of closed-end, adjustable-rate loans secured by first mortgages or deeds of trust on residential one- to four-family properties.

Tax Status.................... Elections will be made to treat the assets of the trust as three separate real estate mortgage investment conduits or REMICs designated as the Upper-Tier REMIC, the Middle-Tier REMIC and the Lower-Tier REMIC, respectively. The offered certificates, other than the Class A-UR and Class A-LR certificates, will be treated as debt instruments of a REMIC for federal income tax purposes. The Class A-UR certificates will be treated as the residual interests in each of the Upper-Tier REMIC and the Middle-Tier REMIC. The Class A-LR certificates will be treated as the residual interests in the Lower-Tier REMIC.

ERISA Considerations.......... If you are a fiduciary of any retirement plan or other employee benefit arrangement subject to the Employee Retirement Income Security Act of 1974, as amended, or Section 4975 of the Internal Revenue Code of 1986, you should consult with counsel as to whether you can buy or hold an offered certificate. The residual certificates may not be purchased or transferred to such a plan.

The information herein has been provided solely by UBS Securities LLC. Neither the issuer of certificates nor any of its affiliates makes any representation as to the completeness of the information herein. The information herein is preliminary, and will be superseded by the applicable prospectus supplement and by any other information subsequently filed with the Securities and Exchange Commission. The information contained herein will be superseded by the description of the mortgage loans contained and/or incorporated by reference in the Prospectus Supplement relating to the Certificates and supersedes all information contained in any collateral term sheets relating to the mortgage pool previously provided by UBS Securities LLC.